===============================================================================

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to (S)240.14a-11(c) or
      (S)240.14a-12


                               AUTODESK, INC.
                               ................................................
                               (Name of Registrant as Specified In Its Charter)

                               SANDRA D. MARIN
                               ................................................
                               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

      4) Proposed maximum aggregate value of transaction:
- -----------
      *Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                                [AUTODESK LOGO]

                                                                    May 18, 1994

Dear Autodesk Shareholder:

  You are cordially invited to attend Autodesk's 1994 Annual Meeting of Shareholders to be held on Thursday, June 30, 1994 at 3:00 p.m., local time. The meeting will be held at the Embassy Suites Hotel, 100 McInnis Parkway, San Rafael, California.

  We hope you will be able to attend this year's Annual Meeting. We will report to the shareholders on significant activities and accomplishments during the last year and our plans to diversify and enhance the Autodesk software family to deliver the design automation and multimedia solutions our customers need. Members of management will be present to respond to shareholders' questions.

  This year we are asking shareholders to approve a proposal to change Autodesk's state of incorporation from California to Delaware. The Board of Directors and management believe that Delaware corporate law, because of its prominence and predictability, provides a reliable foundation on which corporate governance decisions can be based. We believe that reincorporation will therefore benefit you and the corporation you own. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card to ensure your representation at the meeting.

                                          Very truly yours,

                                          /s/ Carol A. Bartz
                                          Carol A. Bartz
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                 AUTODESK, INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 30, 1994

TO THE SHAREHOLDERS OF AUTODESK, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Autodesk, Inc. (the "Company"), a California corporation, will be held on Thursday, June 30, 1994 at 3:00 p.m., local time, at the Embassy Suites Hotel, 100 McInnis Parkway, San Rafael, California, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected.

    2. To approve an amendment to the Company's Employee Qualified Stock Purchase Plan (the "Purchase Plan") in order to increase by 500,000 shares the number of shares reserved for issuance thereunder.

    3. To approve a change in the Company's state of incorporation from California to Delaware.

    4. To ratify the appointment of Ernst & Young as independent auditors of the Company for the fiscal year ending January 31, 1995.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on May 9, 1994 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Sandra D. Marin
                                          Sandra D. Marin
                                          Vice President, General Counsel and
                                          Corporate Secretary

Sausalito, California
May 18, 1994

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 AUTODESK, INC.

                               ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

  The enclosed Proxy is solicited on behalf of the Board of Directors of Autodesk, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, June 30, 1994 at 3:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Embassy Suites Hotel, 100 McInnis Parkway, San Rafael, California.

  The Company's principal executive offices are located at 2320 Marinship Way, Sausalito, California 94965. The telephone number at that address is (415) 332-2344.

  These proxy solicitation materials were mailed on or about May 18, 1994 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

  Shareholders of record at the close of business on May 9, 1994 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, shares of the Company's Common Stock were issued and outstanding and entitled to vote at the meeting.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

  Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

  The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

  The cost of this solicitation will be borne by the Company. The Company has retained Georgeson & Company, Inc. to assist in the solicitation of proxies at an estimated fee of $10,000 plus reimbursement of reasonable expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1995 Annual Meeting must be received by the Corporate Secretary of the Company no later than January 18, 1995 in order to be included in the proxy soliciting materials relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

  A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

  The name of and certain information regarding each nominee is set forth below.

                                                                          DIRECTOR
    NAME OF NOMINEE      AGE             PRINCIPAL OCCUPATION              SINCE
    ---------------      ---             --------------------             --------
Carol A. Bartz..........  45 Chairman of the Board, President and Chief     1992
                              Executive Officer of the Company
Mark A. Bertelsen.......  50 Member of Wilson, Sonsini, Goodrich &          1992
                              Rosati, attorneys at law
Crawford W. Beveridge...  48 Chief Executive Officer, Scottish Enterprise   1993
J. Hallam Dawson........  57 Chairman of IDI Associates, Inc.               1988
Gregory P. Lutz.........  45 Programmer and Systems Analyst for the         1985
                              Company
Jim C. Warren...........  56 Computer industry entrepreneur and writer      1990

  Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

  Ms. Bartz joined the Company in April 1992 and serves as Chairman of the Board, President and Chief Executive Officer. From 1983 to April 1992, Ms. Bartz served in various positions with Sun Microsystems, Inc., most recently as Vice President of Worldwide Field Operations.

  Mr. Bertelsen joined the law firm of Wilson, Sonsini, Goodrich & Rosati, outside legal counsel to the Company, in January 1972, became a member of the firm in January 1977 and has served as managing partner since February 1991.

  Mr. Beveridge has served as the Chief Executive Officer of Scottish Enterprise, an economic development company since January 1991. From March 1985 to December 1990, Mr. Beveridge was the Vice President of Corporate Resources at Sun Microsystems, Inc.

  Mr. Dawson has served since March 1987 as Chairman of IDI Associates, Inc., a private investment bank specializing in Latin America.

  Mr. Lutz has served as a programmer and systems analyst for the Company since its inception in April 1982 to the present.

  Mr. Warren is a computer industry futures columnist and entrepreneur who writes for a number of industry trade publications. Mr. Warren has also taught computer courses at several universities, including Stanford University, San Jose State University and San Francisco State University and holds graduate degrees in computer engineering, medical information science and mathematics and statistics.

BOARD MEETINGS AND COMMITTEES

  Ms. Bartz serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of six meetings during the fiscal year ended January 31, 1994. No director attended fewer than seventy-five percent (75%) of all such meetings of the Board of Directors and of the committees, if any, upon which such director served.

  The Audit Committee currently consists of Messrs. Dawson (Chairman), Bertelsen and Warren. The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The Audit Committee held three meetings during fiscal year 1994.

  The Compensation Committee currently consists of Messrs. Beveridge (Chairman), Dawson and Warren. The Compensation Committee reviews compensation and benefits for the Company's executives and administers the grant of stock options to executive officers under the Company's 1987 Stock Option Plan. The Compensation Committee, which consists solely of outside directors ineligible to participate in the Company's discretionary employee stock programs, has sole and exclusive authority to grant stock options to officers and to directors who are also employees or consultants of the Company. The Compensation Committee held four meetings during fiscal year 1994.

COMPENSATION OF DIRECTORS

  The Company pays directors' fees to each director who is not an employee of or consultant to the Company (currently four persons). During fiscal year 1994, the outside directors received an annual retainer of $15,000 plus a fee of $500 to $1,000 for each Board or Board committee meeting attended.

  The 1990 Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of nonstatutory options to outside directors of the Company. Upon being elected or appointed to the Company's Board of Directors, each outside director is granted an option, subject to certain vesting provisions, to purchase 5,000 shares of the Company's Common Stock. Thereafter, each outside director is automatically granted an option to purchase 5,000 shares (i) in the case of outside directors who joined the Board after May 4, 1992, on a date one year after the date of grant of the initial option and on the same date each year thereafter, and (ii) in the case of directors who joined the Board prior to May 4, 1992, on June 30 of each year. Prior to the amendment of the Directors' Plan in May 1992, initial grants and subsequent grants were 2,000 and 1,000 shares, respectively. Options granted under the Directors' Plan have a term of six years and vest over a three-year period at the rate of one-third of the shares at the end of one year and one thirty-sixth of the shares at the end of each month thereafter. The exercise price of options granted under the Directors' Plan is equal to the fair market value of the Company's Common Stock on the date of grant.

                                   MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 29, 1994 (i) by each person who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's five most highly compensated executive officers who served as executive officers at January 31, 1994 and (iv) by all directors and executive officers who served as directors or executive officers at January 31, 1994 as a group.

                                                                   SHARES
                                                                BENEFICIALLY
                                                                    OWNED
                   DIRECTORS, OFFICERS AND                    -----------------
               FIVE PERCENT (5%) SHAREHOLDERS                  NUMBER   PERCENT
               ------------------------------                 --------- -------
PRINCIPAL SHAREHOLDERS
The Prudential Insurance Company of America(1)
 751 Broad Street
 Newark, New Jersey 07102.................................... 1,249,899  5.24%
The Equitable Companies Incorporated(2)
 787 Seventh Avenue
 New York, NY 10019.......................................... 1,237,850  5.19%
DIRECTORS
  Carol A. Bartz(3)..........................................   431,014  1.81%
  Mark A. Bertelsen(4).......................................     2,140     *
  Crawford W. Beveridge(5)...................................     2,085     *
  J. Hallam Dawson(6)........................................     6,295     *
  Gregory P. Lutz(7).........................................   129,637     *
  Jim C. Warren(8)...........................................     6,195     *
OTHER EXECUTIVE OFFICERS
  Dominic J. Gallello(9).....................................    30,000     *
  Eric B. Herr(10)...........................................   109,014     *
  Godfrey R. Sullivan(11)....................................    30,648     *
  Michael E. Sutton(12)......................................    28,084     *
All directors and executive officers as a group (13 per-
 sons)(12)...................................................   829,042  3.48%

- --------
*Less than 1%
(1) Based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") at December 31, 1993, The Prudential Insurance Company of America held sole voting power and dispositive power as to 215,071 of such shares, and held shared voting power as to 726,678 of such shares and shared dispositive power as to 1,034,828 of such shares.
(2) Based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") at December 31, 1993, The Equitable Companies Incorporated and its subsidiaries held sole voting power as to 1,106,400 of such shares and sole dispositive power as to all such shares.
(3) Includes options to purchase 430,000 shares of Common Stock exercisable within 60 days of April 29, 1994.
(4) Includes options to purchase 2,140 shares of Common Stock exercisable within 60 days of April 29, 1994.
(5) Includes options to purchase 2,085 shares of Common Stock exercisable within 60 days of April 29, 1994.
(6) Includes options to purchase 6,195 shares of Common Stock exercisable within 60 days of April 29, 1994.

(7) Includes options to purchase 1,784 shares of Common Stock exercisable within 60 days of April 29, 1994.
(8) Includes options to purchase 6,195 shares of Common Stock exercisable within 60 days of April 29, 1994.
(9) Includes options to purchase 30,000 shares of Common Stock exercisable within 60 days of April 29, 1994.
(10) Includes options to purchase 108,000 shares of Common Stock exercisable within 60 days of April 29, 1994.
(11) Includes options to purchase 30,000 shares of Common Stock exercisable within 60 days of April 29, 1994.
(12) Includes options to purchase 27,160 shares of Common Stock exercisable within 60 days of April 29, 1994.
(13) Includes options to purchase 696,840 shares of Common Stock exercisable within 60 days of April 29, 1994.

EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers who served as executive officers at fiscal year end, for services to the Company in all capacities during the three fiscal years ended January 31, 1994:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                                               --------------------------------------------
                                  ANNUAL COMPENSATION                 AWARDS                PAYOUTS
                         ------------------------------------- -------------------- -----------------------
                                                               RESTRICTED OPTIONS/
   NAME AND PRINCIPAL    FISCAL                   OTHER ANNUAL   STOCK     NO. OF    LTIP      ALL OTHER
        POSITION          YEAR   SALARY  BONUS(1) COMPENSATION  AWARD(S)   SHARES   PAYOUTS COMPENSATION(2)
   ------------------    ------ -------- -------- ------------ ---------- --------- ------- ---------------
Carol A. Bartz..........  1994  $413,333 $ 47,725     --          --            --    --       $ 37,000
 Chairman of the Board,   1993   301,539  241,628     --          --      1,000,000   --        277,875
 President and Chief      1992       --       --      --          --            --    --            --
 Executive Officer
Eric B. Herr............  1994  $272,917 $ 41,725     --          --            --    --       $  1,000
 Chief Financial Officer  1993   167,628   83,588     --          --        250,000   --         50,750
 and Vice President,      1992       --       --      --          --            --    --            --
 Emerging Businesses
Dominic J. Gallello.....  1994  $225,000 $ 34,225     --          --            --    --       $  1,000
 Vice President,          1993    64,904      250     --          --        150,000   --         28,200
 Asia/Pacific             1992       --       --      --          --            --    --            --
Godfrey R. Sullivan.....  1994  $225,000 $ 34,225     --          --            --    --       $  1,000
 Vice President,          1993    69,952      250     --          --        150,000   --         30,000
 Americas                 1992       --       --      --          --            --    --            --
Michael E. Sutton.......  1994  $190,334 $ 30,000     --          --         77,800   --            --
 Vice President,          1993    82,290   60,301     --          --         12,000   --            --
 Europe                   1992   101,106   14,462     --          --            --    --            --

- --------
(1) Represents incentive bonuses for achievement of corporate, individual and organizational objectives in fiscal years 1994, 1993 and 1992.
(2) Amounts reported for fiscal year 1994 consist of: (i) matching contributions by the Company to one of Autodesk's pre-tax savings plans (Ms. Bartz $500, Mr. Herr $500, Mr. Gallello $500 and Mr. Sullivan $500);
    (ii) Company contributions to one of Autodesk's pre-tax plans (Ms. Bartz $500, Mr. Herr $500, Mr. Gallello $500 and Mr. Sullivan $500); (iii) $36,000 paid to Ms. Bartz for the purpose of reimbursing her for certain transportation expenses.

  Amounts reported for fiscal year 1993 consist of: (i) matching contributions by Company under Autodesk's pre-tax savings plan (Ms. Bartz $500, and Mr. Herr $500); (ii) Company contributions to Autodesk's pre-tax savings plan (Ms. Bartz $375 and Mr. Herr $250); (iii) $250,000 paid Ms. Bartz, $50,000 paid to Mr. Herr, $28,200 paid to Mr. Gallello and $30,000 paid to Mr. Sullivan as employment bonuses (to compensate for foregone bonuses) and (iv) $27,000 paid to Ms. Bartz for the purpose of reimbursing her for certain transportation expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                        ASSUMED ANNUAL RATES OF STOCK
                                      INDIVIDUAL GRANTS              PRICE APPRECIATION FOR OPTION TERM
                                    ---------------------            ----------------------------------
                                     % OF TOTAL  EXERCISE
                                      OPTIONS     PRICE
                          OPTIONS    GRANTED TO    PER    EXPIRATION
      NAME               GRANTED(1) EMPLOYEES(2) SHARE(3)  DATE(1)         5%(4)            10%(4)
      ----               ---------- ------------ -------- ---------- ----------------- -----------------
Carol A. Bartz..........      --         --          --        --                  --                --
Eric B. Herr............      --         --          --        --                  --                --
Dominic J. Gallello.....      --         --          --        --                  --                --
Godfrey R. Sullivan.....      --         --          --        --                  --                --
Michael E. Sutton.......   77,800       7.49%     $50.75   5/27/03   $       2,483,512 $       6,293,670

- --------
(1) Options granted under the Company's 1987 Stock Option Plan to Mr. Sutton have a ten-year term from the date of grant and are exercisable as follows: one-third on or after the first anniversary of the date of grant; two-thirds on or after the second anniversary; and one hundred percent (100%) on or after the third anniversary.
(2) Total number of options granted during fiscal year 1994 was 1,058,471.
(3) The exercise price is equal to the closing price of the Company's Common Stock on the date of grant.
(4) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                                   VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS AT
                           SHARES               OPTIONS AT FISCAL YEAR END            FISCAL YEAR END
                          ACQUIRED     VALUE    ------------------------------   -------------------------
      NAME               ON EXERCISE  REALIZED  EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
      ----               ----------- ---------- -------------   --------------   ----------- -------------
Carl A. Bartz...........   100,000   $2,073,850         300,000          600,000 $6,375,000   $12,750,000
Eric B. Herr............     7,000   $   92,000          55,500          187,500 $  874,125   $ 2,953,125
Dominic J. Gallello.....       --           --           30,000          120,000 $   30,000   $   120,000
Godfrey R. Sullivan.....       --           --           30,000          120,000 $  105,000   $   420,000
Michael E. Sutton.......     4,200   $  116,450          10,000           85,800 $  175,000   $   277,800

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for establishing the policies and programs which determine the compensation of Autodesk's executive officers. The Compensation Committee sets base cash compensation and maximum bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of the Company. In addition, the Compensation Committee has exclusive authority to grant stock options to executive officers. The Committee considers both internal and external data in determining officers' compensation, including input from outside compensation consultants and independent executive compensation data.

 Compensation Philosophy

  When creating policies and making decisions concerning executive compensation, the Compensation Committee:

  . ensures that the executive team has clear goals and accountability with respect to corporate performance;

  . establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth and the labor markets in which Autodesk operates;

  . independently assesses operating results on a regular basis in light of expected Company performance; and

  . aligns pay incentives with the long-term interests of the Company's shareholders.

 Compensation Program

  Autodesk's executive compensation program has three major components, all of which are intended to attract, retain and motivate highly effective executives:

    1. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance levels of individual executives and the needs of the Company.

    2. Cash incentive compensation is designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals. Annual cash bonuses depend upon attainment of specified business goals. Our policy is to have a significant portion of an executive's total potential cash compensation tied to the Company's overall expected performance.

    3. Equity-based incentive compensation is provided to employees and management through the 1987 Stock Option Plan and the Employee Qualified Stock Purchase Plan. Under the 1987 Stock Option Plan, officers, employees and consultants are granted stock options based on their responsibilities and position in the Company. These options allow participants to purchase shares of Autodesk stock at the market price on the date of grant, subject to vesting during the participant's employment with the Company. The Employee Qualified Stock Purchase Plan allows employees to purchase shares of the Company's Common Stock, subject to certain limitations, at not less than eighty-five percent (85%) of fair market value. The purpose of the 1987 Stock Option Plan and the Employee Qualified Stock Purchase Plan is to instill the economic incentives of ownership and to create management incentives to improve shareholder value. The 1987 Stock Option Plan also utilizes vesting periods to encourage executives to remain with the Company and to focus on longer-term results. Autodesk does not have programs for stock appreciation rights (SARs), restricted stock awards or long-term incentive bonuses.

  The Company intends to take the necessary steps to conform compensation practices to comply with the new $1 million compensation deduction cap pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1993.

Other Executive Compensation

  Autodesk provides programs to executives that are also available to other Company employees including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs except where prescribed by law in countries other than the United States. The Company generally does not provide executive perquisites such as club memberships.

 Chief Executive Officer Compensation

  Carol A. Bartz, Autodesk's Chairman, President and Chief Executive Officer, joined the Company in April 1992 after an extensive search undertaken by the Board of Directors with the assistance of an executive search firm. Ms. Bartz's compensation package was authorized by the Compensation Committee and the Board of Directors after negotiations which led to Ms. Bartz's agreement to terminate her prior position and join Autodesk as its chief executive officer.

  Ms. Bartz's agreement provides for a minimum base annual salary of $400,000 and incentive bonus compensation of up to eighty percent (80%) of base salary, subject to satisfaction of defined performance goals. Ms. Bartz's employment agreement also included a $250,000 employment bonus (to compensate for a foregone bonus) and options to purchase 1,000,000 shares of Common Stock vesting over a five-year period. The employment agreement also provides for acceleration of vesting of Ms. Bartz's options in the event of a change of control in the Company. In considering the various elements of Ms. Bartz's initial compensation package, the Compensation Committee took into account the importance to Autodesk of hiring a Chief Executive Officer with an exceptionally high level of leadership and creativity. The Committee considered compensation paid to executives of comparable companies in the industry, compensation paid or committed to Ms. Bartz in her prior position and the importance to Autodesk and its shareholders of moving the Company into the strongest possible competitive position.

  In determining Ms. Bartz's compensation for the fiscal year ended January 31, 1994, the Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies and evaluated achievement of corporate, individual and organizational objectives for the fiscal year. Ms. Bartz's annual base compensation was set by the Committee in May 1993 at $420,000, representing a five percent (5%) increase over the prior year. At the same time, a maximum target bonus was set, to be determined at year end on the basis of (i) the Company's revenue growth and return on assets and (ii) achievement of specific weighted corporate goals. After reviewing achievements for fiscal year 1994, which were generally based on team accomplishment of corporate goals, Ms. Bartz was awarded an incentive bonus of $47,250, together with a "success sharing" bonus awarded to substantially all domestic employees in the amount of $475.

                                          COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          Crawford W. Beveridge, Chairman
                                          J. Hallam Dawson
                                          Jim C. Warren

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS

  In April 1992, the Company entered into an agreement with Carol A. Bartz which provides for a minimum base salary of $400,000, incentive bonus of up to eighty percent (80%) of her base salary, a one-time employment bonus of $250,000 (to compensate for a foregone bonus) and the grant of options to purchase 1,000,000 shares of Common Stock vesting over five years of employment. The agreement provides for a severance payment equal to two years' base salary and incentive compensation in the event of termination without cause within two years after commencement of employment or one year after a change of control of the Company not approved by the Board of Directors or two years' base compensation in the event of termination without cause under any other circumstances. The vesting of Ms. Bartz's options will accelerate upon a change of control.

  In May 1992, the Company entered into an agreement with Eric B. Herr, Chief Financial Officer and Vice President, Emerging Businesses, which provides for an initial base salary of $250,000, incentive bonus of up to fifty percent (50%) of base salary, a one-time employment bonus of $50,000 (to compensate for a foregone bonus) and the grant of options to purchase 250,000 shares of Common Stock vesting over four years of employment. In the event of termination of Ms. Bartz's employment for any reason within two years after commencement of Mr. Herr's employment, and if Mr. Herr leaves the Company, he will receive one year's base salary.

  In September 1993, the Company entered into an agreement with Dominic J. Gallello, Vice President, Asia/Pacific, which provides for an initial base salary of $225,000, incentive bonus of up to fifty percent (50%) of base salary, a one-time employment bonus of $28,200 (to compensate for a foregone bonus) and the grant of options to purchase 150,000 shares of Common Stock vesting over three years of employment. In the event Mr. Gallello leaves the Company, he will receive one year's salary.

  In October 1993, the Company entered into an agreement with Godfrey R. Sullivan, Vice President, Americas, which provides for an initial base salary of $225,000, incentive bonus of up to fifty percent (50%) of base salary, a one-time employment bonus of $30,000 (to compensate for a foregone bonus) and the grant of options to purchase 150,000 shares of Common Stock vesting over three years of employment. In the event Mr. Sullivan leaves the Company, he will receive one year's salary.

  In June 1992, the Company entered into an agreement with Stephen McMahon, Vice President, Human Resources, which provides for an initial base salary of $190,000, incentive bonus of up to fifty percent (50%) of base salary, a one-time employment bonus of $60,000 (to compensate for a foregone bonus) and the grant of options to purchase 75,000 shares of Common Stock vesting over five years of employment. In the event of termination of Ms. Bartz's employment for any reason within two years after commencement of Mr. McMahon's employment, and if Mr. McMahon leaves the Company, he will receive one year's salary.

  In July 1993, the Company entered into agreement with Leonard Rand which provided for resignation as an officer of the Company but continuation of employment through January 31, 1994.

  In February 1993, the Company entered into an agreement with Volker Kleinn which provided for resignation as an officer of the Company but continuation of employment through January 31, 1994.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all
Section 16(a) forms that they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended January 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with except for the late filing of notices reporting option exercises by Messrs. Lynch and Sutton under the 1987 Stock Option Plan.

COMPANY STOCK PRICE PERFORMANCE

  The following graph shows a five-year comparison of cumulative total return (equal to dividends plus stock appreciation) for the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Dow Jones Software Index.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*

                             [GRAPH APPEARS HERE]

                                AUTODESK, INC.
                         PERFORMANCE GRAPH DATA POINTS
                   JANUARY 31, 1989 THROUGH JANUARY 31, 1994

                                                DOW JONES
Measurement Period           AUTODESK, INC.     SOFTWARE INDEX
(Fiscal Year Covered)        (ACAD)             (DJSI)            S&P 500
- -------------------          --------------     --------------    ----------
Measurement Pt-01/31/89      $100               $100              $100
FYE 01/31/90                 $139               $116              $114
FYE 01/31/91                 $161               $157              $124
FYE 01/31/92                 $101               $285              $152
FYE 01/31/93                 $173               $319              $168
FYE 01/31/94                 $190               $348              $190

- --------
* Assumes $100 invested January 31, 1989 in the Company's stock, the Standard & Poor's 500 Stock Index and the Dow Jones Software Index, with reinvestment of all dividends. Total shareholder returns for prior periods are not an indication of future investment returns.

                                  PROPOSAL TWO

              AMENDMENT OF EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  The Employee Qualified Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in February 1988 and was approved by the shareholders in June 1988. As of April 30, 1994, pursuant to offerings under the Purchase Plan, a total of 520,361 shares had been issued to participants at a weighted average price of $29.64 per share, and a total of 29,639 shares are available for future issuance under the Purchase Plan.

  The shareholders are requested to approve an amendment to the Purchase Plan to increase the number of shares issuable thereunder by 500,000 shares. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the Purchase Plan so that the Company may continue to provide eligible employees the opportunity to purchase the Company's Common Stock through payroll deductions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE PURCHASE PLAN.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the meeting will be required to approve the amendments to the Purchase Plan.

SUMMARY OF EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  A description of the principal features of the Purchase Plan, as amended, is set forth below:

    Purpose. The purposes of the Purchase Plan are to attract and retain the best available personnel for the Company and promote employee ownership of the Company's Common Stock.

    Administration of the Purchase Plan. The Purchase Plan may be administered by the Company's Board of Directors or a committee of the Board. The plan is currently being administered by the Board. The interpretation and construction of any provision of the Purchase Plan by the Board or its committee shall be final and binding. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

    Eligibility. Employees are eligible to participate in the Purchase Plan if they are customarily employed by the Company for more than five months per calendar year and at least 20 hours per week. The Purchase Plan permits eligible employees to purchase the Company's Common Stock through voluntary payroll deductions (which may not exceed ten percent (10%) of an employee's compensation or as otherwise restricted by the Code), at a price equal to eighty-five (85%) of the lower of the fair market value of the Common Stock at the beginning of the offering period or at the end of each six-month period.

    Amendment and Termination of the Purchase Plan. The Board may amend or terminate the Purchase Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or with Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code") or any other successor or applicable law or regulation, the Company must obtain shareholder approval of any Purchase Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. In any event, the Purchase Plan will terminate in February 2008.

TAX INFORMATION

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, and (b) an amount equal to fifteen (15%) of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

                                 PROPOSAL THREE

                          REINCORPORATION IN DELAWARE

INTRODUCTION

  The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in California, with the exception that cumulative voting (permitted but never to date exercised by the Company's shareholders) will be eliminated. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Autodesk California" refers to the existing California corporation and the term "Autodesk Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Autodesk California, which is the proposed successor to Autodesk California.

  The Reincorporation Proposal will be effected by merging Autodesk California into Autodesk Delaware (the "Merger"). Upon completion of the Merger, Autodesk California will cease to exist and Autodesk Delaware will continue to operate the business of the Company under the name Autodesk, Inc. Pursuant to the Agreement and Plan of Merger between Autodesk California and Autodesk Delaware, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Autodesk California Common Stock, no par value, will automatically be converted into one share of Autodesk Delaware Common Stock, $.01 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF AUTODESK DELAWARE.

  Upon the date on which the Merger is effective (the "Effective Date"), Autodesk Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Autodesk California. Each outstanding and unexercised option or other right to purchase shares of Autodesk California Common Stock will become an option or right to purchase the same number of shares of Autodesk Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Autodesk California option or stock purchase right at the Effective Date.

  The Proposed Reincorporation has been unanimously approved by Autodesk California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

  Shareholders of Autodesk California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Autodesk Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

  Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of Autodesk Delaware, (ii) the assumption of Autodesk California's employee benefit plans and outstanding stock options by Autodesk Delaware and (iii) revisions in the Company's indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Autodesk California Common Stock.

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

  As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

  Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

  Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

  Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

  The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The six directors who are elected at the Annual Meeting of Shareholders will become the directors of Autodesk Delaware. All employee benefit plans of Autodesk California will be assumed and continued by Autodesk Delaware. All stock options, warrants or other rights to acquire Common Stock of Autodesk California will automatically be converted into an option or right to purchase the same number of shares of Autodesk Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Autodesk California's other employee benefit arrangements will also be continued by Autodesk Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

  Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

  Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Autodesk Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware-- Stockholder Approval of Certain Business Combinations." Furthermore, the elimination of cumulative voting could be viewed as having an antitakeover effect in that it can make it more difficult for a minority shareholder to gain a seat on the Board. Other measures permitted under Delaware law, which the Company does not intend to implement, include the establishment of a staggered board of directors, and the elimination of the right of stockholders controlling at least ten percent (10%) of the voting shares to call a special meeting of stockholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Autodesk California and Autodesk Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

  In addition, Delaware law permits a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF AUTODESK CALIFORNIA AND AUTODESK DELAWARE

  The provisions of the Autodesk Delaware Certificate of Incorporation and Bylaws are similar to those of the Autodesk California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Autodesk Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Autodesk Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws. For a discussion of such changes, see below and "Significant Differences Between the Corporation Laws of California and Delaware."

  The Articles of Incorporation of Autodesk California currently authorize the Company to issue up to 50,000,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of Autodesk Delaware provides that such company also will have 50,000,000 authorized shares of Common Stock, $.01 par value, and 2,000,000 shares of Preferred Stock, $.01 par value. Like Autodesk California's Articles of Incorporation, Autodesk Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

  Monetary Liability of Directors. The Articles of Incorporation of Autodesk California and the Certificate of Incorporation of Autodesk Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Autodesk Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Autodesk California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

  Size of the Board of Directors. The Bylaws of Autodesk Delaware provide for a Board of Directors consisting of six directors. The Bylaws of Autodesk California provide for a Board of Directors of from four to seven members, with the exact number currently set at six directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The

Autodesk Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Autodesk Delaware could amend the Bylaws to change the size of the Board of Directors from six directors without further stockholder approval. If the Reincorporation Proposal is approved, the six directors of Autodesk California who are elected at the Annual Meeting of Shareholders will continue as the six directors of Autodesk Delaware after the Proposed Reincorporation is consummated.

  Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Autodesk Delaware Certificate of Incorporation does not provide for cumulative voting rights.

  Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Autodesk Delaware currently authorize the Board of Directors, the Chairman of the Board, the President and the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without stockholder approval.

  Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Autodesk California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Autodesk Delaware provide, consistent with the Bylaws of Autodesk California, that any vacancy created by the removal of a director by the stockholders of Autodesk Delaware may be filled only by the stockholders. Following the Proposed Reincorporation, the Board of Directors of Autodesk Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

  Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Autodesk California do not contain the foregoing provision. Pursuant to the Autodesk Delaware Bylaws and in accordance with Delaware law, Autodesk Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

  Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Autodesk California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Bylaws of Autodesk Delaware do not address election by ballot, but the Certificate of Incorporation of Autodesk Delaware, consistent with Autodesk California's Bylaws, provides that if a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of Autodesk Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

  Following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

  The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

 Stockholder Approval of Certain Business Combinations.

  In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

  Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

  For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

  The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

  Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange,
(ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Autodesk Delaware does not intend to so elect.

  Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Autodesk Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Autodesk Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Autodesk Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

 Removal of Directors.

  Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Autodesk Delaware does not provide for a classified board of directors or for cumulative voting.

 Classified Board of Directors.

  A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Pursuant to legislation which became effective on January 1, 1990, California law now permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Autodesk California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Autodesk Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and Autodesk Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of Autodesk Delaware.

 Indemnification and Limitation of Liability.

  California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

  The Articles of Incorporation of Autodesk California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

  The Certificate of Incorporation of Autodesk Delaware also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Autodesk Delaware or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

  California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

  California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

  Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

  Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

  California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. Autodesk California's Articles of Incorporation permit indemnification beyond that expressly mandated by the California Corporations Code and limit director monetary liability to the extent permitted by California law. Autodesk California has entered into indemnification agreements with its officers and directors.

  Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy.

  A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Autodesk California with its officers and directors may be assumed by Autodesk Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

 Inspection of Shareholder List.

  Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

 Dividends and Repurchases of Shares.

  California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

  Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

  To date, the Company has paid cash dividends of approximately $86 million on its capital stock, including a one-time dividend of approximately $36 million ($1.50 per share) in August 1989, and quarterly dividends subsequent thereto ($0.12 per share in the most recent fiscal quarter).

 Shareholder Voting.

  Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

  Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

  With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

  California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware-Stockholder Approval of Certain Business Combinations."

  California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

 Interested Director Transactions.

  Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Autodesk California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Autodesk Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

 Shareholder Derivative Suits.

  California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

 Appraisal Rights.

  Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Autodesk California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

 Dissolution.

  Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Autodesk Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Autodesk Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

  The following is a discussion of certain federal income tax considerations that may be relevant to holders of Autodesk California Common Stock who receive Autodesk Delaware Common Stock in exchange for their Autodesk California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Autodesk California shareholders, such as dealers in securities, or those Autodesk California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Autodesk California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

  Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

    (a) No gain or loss should be recognized by holders of Autodesk California Common Stock upon receipt of Autodesk Delaware Common Stock pursuant to the Proposed Reincorporation;

    (b) The aggregate tax basis of the Autodesk Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Autodesk California Common Stock surrendered in exchange therefor; and

    (c) The holding period of the Autodesk Delaware Common Stock received by each shareholder of Autodesk California should include the period for which such shareholder held the Autodesk California Common Stock surrendered in exchange therefor, provided that such Autodesk California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

  The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The

Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Autodesk Delaware and Autodesk California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Autodesk California retain, through ownership of Autodesk Delaware stock, a significant equity interest in Autodesk California's business after the Proposed Reincorporation.

  A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Autodesk California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Autodesk Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Autodesk Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Autodesk California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Autodesk Delaware Common Stock in exchange for the shareholder's Autodesk California Common Stock.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  On the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 1995 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

  Ernst & Young has audited the Company's financial statements annually since the fiscal year ended January 31, 1983. Its representatives are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

  It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the enclosed envelope, at your earliest convenience.

                                          THE BOARD OF DIRECTORS

Dated: May 18, 1994

                                                                       EXHIBIT A

                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER
                               OF AUTODESK, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                                AUTODESK, INC.,
                            A CALIFORNIA CORPORATION

  THIS AGREEMENT AND PLAN OF MERGER dated as of July   , 1994 (the "Agreement")
is between Autodesk, Inc., a Delaware corporation ("Autodesk Delaware"), and Autodesk, Inc., a California corporation ("Autodesk California"). Autodesk Delaware and Autodesk California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

  A. Autodesk Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 52,000,000 shares, $.01 par value, of which 50,000,000 shares are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of Autodesk Delaware is undesignated as to series, rights, preferences,
privileges or restrictions. As of July   , 1994, 100 shares of Common Stock
were issued and outstanding, all of which are held by Autodesk California, and no shares of Preferred Stock were issued and outstanding.

  B. Autodesk California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 52,000,000 shares, no par value, of which 50,000,000 are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of Autodesk California is undesignated as to series, rights, preferences,
privileges or restrictions. As of July   , 1994,           shares of Common
Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

  C. The Board of Directors of Autodesk California has determined that, for the purpose of effecting the reincorporation of Autodesk California in the State of Delaware, it is advisable and in the best interests of Autodesk California and its shareholders that Autodesk California merge with and into Autodesk Delaware upon the terms and conditions herein provided.

  D. The respective Boards of Directors of Autodesk Delaware and Autodesk California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

  NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Autodesk Delaware and Autodesk California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                     MERGER

  1.1. Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Autodesk California shall be merged with and into Autodesk Delaware (the "Merger"), the separate existence of Autodesk California shall cease and Autodesk Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Autodesk Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Autodesk, Inc.

  1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

    (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

    (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

    (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

    (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

  1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Autodesk California shall cease and Autodesk Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Autodesk California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Autodesk California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Autodesk California in the same manner as if Autodesk Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

  2.1 Certificate of Incorporation. The Certificate of Incorporation of Autodesk Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Appendix A, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.2. Bylaws. The Bylaws of Autodesk Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.3 Directors and Officers. The directors and officers of Autodesk California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

  3.1. Autodesk California Common Stock. Upon the Effective Date of the Merger, each share of Autodesk California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.01 par value, of the Surviving Corporation.

  3.2 Autodesk California Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1987 Stock Option Plan and the 1990 Directors' Option Plan) and all other employee benefit plans (including without limitation the Employee Qualified Stock Purchase Plan) of Autodesk California. Each outstanding and unexercised option or other right to purchase or security convertible into Autodesk California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Autodesk California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Autodesk California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of Autodesk California.

  A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Autodesk California Common Stock so reserved immediately prior to the Effective Date of the Merger.

  3.3 Autodesk Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.01 par value, of Autodesk Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Autodesk Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

  3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Autodesk California Common Stock may, at such stockholder's option, surrender the same for cancellation to Harris Bank, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Autodesk California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Autodesk California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Autodesk California Common Stock were converted in the Merger.

  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Autodesk California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

  If any certificate for shares of Autodesk Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Autodesk Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Autodesk Delaware that such tax has been paid or is not payable.

                                       IV

                                    GENERAL

  4.1 Covenants of Autodesk Delaware. Autodesk Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

    (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

    (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Autodesk Delaware of all of the franchise tax liabilities of Autodesk California; and

    (c) Take such other actions as may be required by the California General Corporation Law.

  4.2 Further Assurances. From time to time, as and when required by Autodesk Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Autodesk California such deeds and other instruments, and there shall be taken or caused to be taken by Autodesk Delaware and Autodesk California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Autodesk Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Autodesk California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Autodesk Delaware are fully authorized in the name and on behalf of Autodesk California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Autodesk California or Autodesk Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Autodesk California or by the sole stockholder of Autodesk Delaware, or by both.

  4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

  4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

  4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2320 Marinship Way, Sausalito, California 94965 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

  4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

  4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Autodesk Delaware and Autodesk California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          AUTODESK, INC.
                                          a Delaware corporation


                                          By: _________________________________
                                                      Carol A. Bartz,
                                                    President and Chief
                                                     Executive Officer

ATTEST:

- -------------------------------------
          Sandra D. Marin,
              Secretary

                                          AUTODESK, INC.
                                          a California corporation


                                          By: _________________________________
                                                      Carol A. Bartz,
                                                    President and Chief
                                                     Executive Officer

ATTEST:

- -------------------------------------
          Sandra D. Marin,
              Secretary

                                                                      APPENDIX A

                          CERTIFICATE OF INCORPORATION
                                       OF
                                 AUTODESK, INC.

FIRST:        The name of the Corporation is Autodesk, Inc. (the
              "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Fifty-Two Million (52,000,000), consisting of Fifty Million (50,000,000) shares of Common Stock, $0.01 par value (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock, $0.01 par value (the "Preferred Stock").

              The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

              The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:        The name and mailing address of the incorporator are as follows:

                     Martin W. Korman
                     Wilson Sonsini Goodrich & Rosati
                     Two Palo Alto Square
                     Palo Alto, CA 94306

SIXTH:        The Corporation is to have perpetual existence.

SEVENTH:
              The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH: The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

              Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:     At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

  The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: April   , 1994


                                          -------------------------------------
                                          Martin W. Korman
                                          Incorporator

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                 AUTODESK, INC.

FIRST:        The name of the Corporation is Autodesk, Inc. (the
              "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Fifty-Two Million (52,000,000), consisting of Fifty Million (50,000,000) shares of Common Stock, $0.01 par value (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock, $0.01 par value (the "Preferred Stock").

              The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

              The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:        The name and mailing address of the incorporator are as follows:

                     Martin W. Korman
                     Wilson Sonsini Goodrich & Rosati
                     Two Palo Alto Square
                     Palo Alto, CA 94306

SIXTH:        The Corporation is to have perpetual existence.

SEVENTH:
              The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH: The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

              Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:     At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

  The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: April   , 1994

                                          -------------------------------------
                                          Martin W. Korman
                                          Incorporator

                                                                       EXHIBIT C

                                    FORM OF
                                     BYLAWS

                                       OF

                                 AUTODESK, INC.
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF

                                 AUTODESK, INC.
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
 ARTICLE I--CORPORATE OFFICES.....................................    1
    1.1  REGISTERED OFFICE.......................................     1
    1.2  OTHER OFFICES...........................................     1
 ARTICLE II--MEETINGS OF STOCKHOLDERS.............................    1
    2.1  PLACE OF MEETINGS.......................................     1
    2.2  ANNUAL MEETING..........................................     1
    2.3  SPECIAL MEETING.........................................     1
    2.4  NOTICE OF STOCKHOLDERS' MEETINGS........................     2
    2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER
         BUSINESS................................................     2
    2.6  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE............     2
    2.7  QUORUM..................................................     2
    2.8  ADJOURNED MEETING; NOTICE...............................     3
    2.9  VOTING..................................................     3
    2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.     3
    2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING..............     3
    2.12 PROXIES.................................................     4
    2.13 ORGANIZATION............................................     4
    2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE...................     4
 ARTICLE III--DIRECTORS...........................................    4
    3.1  POWERS..................................................     4
    3.2  NUMBER OF DIRECTORS.....................................     4
    3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS................     4
    3.4  RESIGNATION AND VACANCIES...............................     5
    3.5  REMOVAL OF DIRECTORS....................................     5
    3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE................     5
    3.7  FIRST MEETINGS..........................................     6
    3.8  REGULAR MEETINGS........................................     6
    3.9  SPECIAL MEETINGS; NOTICE................................     6
    3.10 QUORUM..................................................     6
    3.11 WAIVER OF NOTICE........................................     6
    3.12 ADJOURNMENT.............................................     7
    3.13 NOTICE OF ADJOURNMENT...................................     7
    3.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.......     7
    3.15 FEES AND COMPENSATION OF DIRECTORS......................     7
    3.16 APPROVAL OF LOANS TO OFFICERS...........................     7
    3.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION..     7

 ARTICLE IV--COMMITTEES.....................................................   8
    4.1  COMMITTEES OF DIRECTORS...........................................    8
    4.2  MEETINGS AND ACTION OF COMMITTEES.................................    8
    4.3  COMMITTEE MINUTES.................................................    8
 ARTICLE V--OFFICERS........................................................   8
    5.1  OFFICERS..........................................................    8
    5.2  ELECTION OF OFFICERS..............................................    9
    5.3  SUBORDINATE OFFICERS..............................................    9
    5.4  REMOVAL AND RESIGNATION OF OFFICERS...............................    9
    5.5  VACANCIES IN OFFICES..............................................    9
    5.6  CHAIRMAN OF THE BOARD.............................................    9
    5.7  PRESIDENT.........................................................    9
    5.8  VICE PRESIDENTS...................................................   10
    5.9  SECRETARY.........................................................   10
    5.10 CHIEF FINANCIAL OFFICER...........................................   10
    5.11 ASSISTANT SECRETARY...............................................   10
    5.12 ADMINISTRATIVE OFFICERS...........................................   11
    5.13 AUTHORITY AND DUTIES OF OFFICERS..................................   11
 ARTICLE VI--INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER
  AGENTS....................................................................  11
    6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS.........................   11
    6.2  INDEMNIFICATION OF OTHERS.........................................   11
    6.3  INSURANCE.........................................................   12
 ARTICLE VII--RECORDS AND REPORTS...........................................  12
    7.1  MAINTENANCE AND INSPECTION OF RECORDS.............................   12
    7.2  INSPECTION BY DIRECTORS...........................................   12
    7.3  ANNUAL STATEMENT TO STOCKHOLDERS..................................   12
    7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS....................   12
    7.5  CERTIFICATION AND INSPECTION OF BYLAWS............................   13
 ARTICLE VIII--GENERAL MATTERS..............................................  13
    8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.............   13
    8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.........................   13
    8.3  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED.................   13
    8.4  STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES..................   13
    8.5  SPECIAL DESIGNATION ON CERTIFICATES...............................   14
    8.6  LOST CERTIFICATES.................................................   14
    8.7  TRANSFER AGENTS AND REGISTRARS....................................   15
    8.8  CONSTRUCTION; DEFINITIONS.........................................   15
 ARTICLE IX--AMENDMENTS.....................................................  15

                                     BYLAWS

                                       OF

                                 AUTODESK, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                               Corporate Offices

  1.1 Registered Office

  The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

  1.2 Other Offices

  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            Meetings of Stockholders

  2.1 Place of Meetings

  Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

  2.2 Annual Meeting

  The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Friday in June in each year at 3:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

  2.3 Special Meeting

  A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of all shares of stock owned by stockholders entitled to vote at that meeting.

  If a special meeting is called by any person or persons other than the board of directors or the president or the chairman of the board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

  2.4 Notice of Stockholders' Meetings

  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

  2.5 Advance Notice of Stockholder Nominees and Stockholder Business

  To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting in accordance with Sections 2.3 and 2.4 of these bylaws.

  2.6 Manner of Giving Notice; Affidavit of Notice

  Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

  An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

  2.7 Quorum

  The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or
(ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

  When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

  If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders required to initially constitute a quorum.

  2.8 Adjourned Meeting; Notice

  When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  2.9 Voting

  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

  Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

  2.10 Stockholder Action by Written Consent Without a Meeting

  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote; if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consents shall be delivered to the corporation by delivery to it registered office in the state of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

  2.11 Record Date for Stockholder Notice; Voting

  For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

  If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

  The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

  2.12 Proxies

  Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

  2.13 Organization

  The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

  2.14 List of Stockholders Entitled to Vote

  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   Directors

  3.1 Powers

  Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

  3.2 Number of Directors

  The board of directors shall consist of six (6) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

  3.3 Election and Term of Office of Directors

  Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

  3.4 Resignation and Vacancies

  Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

  Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

  Unless otherwise provided in the certificate of incorporation or these bylaws:

    (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

  If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

  If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten
(10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

  3.5 Removal of Directors

  Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

  3.6 Place of Meetings; Meetings by Telephone

  Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

  Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

  3.7 First Meetings

  The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

  3.8 Regular Meetings

  Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

  3.9 Special Meetings; Notice

  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

  Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

  3.10 Quorum

  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

  3.11 Waiver of Notice

  Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

  3.12 Adjournment

  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

  3.13 Notice of Adjournment

  Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four
(24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section
3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

  3.14 Board Action by Written Consent Without a Meeting

  Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

  3.15 Fees and Compensation of Directors

  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

  3.16 Approval of Loans to Officers

  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

  3.17 Sole Director Provided by Certificate of Incorporation

  In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                   ARTICLE IV

                                   Committees

  4.1 Committees of Directors

  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation),
(ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

  4.2 Meetings and Action of Committees

  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

  4.3 Committee Minutes

  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    Officers

  5.1 Officers

  The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

  In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

  5.2 Election of Officers

  The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

  5.3 Subordinate Officers

  The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

  The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

  5.4 Removal and Resignation of Officers

  Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

  Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

  Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

  5.5 Vacancies in Offices

  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

  5.6 Chairman of the Board

  The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

  5.7 President

  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

  5.8 Vice Presidents

  In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

  5.9 Secretary

  The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

  The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

  The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

  5.10 Chief Financial Officer

  The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

  The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

  5.11 Asisstant Secretary

  The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

  5.12 Administrative Officers

  In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

  5.13 Authority and Duties of Officers

  In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

               Indemnification of Directors, Officers, Employees
                                and Other Agents

  6.1 Indemnification of Directors and Officers

  The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

  The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

  6.2 Indemnification of Others

  The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this
Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

  6.3 Insurance

  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              Records and Reports

  7.1 Maintenance and Inspection of Records

  The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

  Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

  7.2 Inspection by Directors

  Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

  7.3 Annual Statement to Stockholders

  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

  7.4 Representation of Shares of Other Corporations

  The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

  7.5 Certification and Inspection of Bylaws

  The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                General Matters

  8.1 Record Date for Purposes Other Than Notice and Voting

  For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

  If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

  8.2 Checks; Drafts; Evidences of Indebtedness

  From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

  8.3 Corporate Contracts and Instruments: How Executed

  The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

  8.4 Stock Certificates; Transfer; Partly Paid Shares

  The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

  Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

  Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

  The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

  8.5 Special Designation on Certificates

  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  8.6 Lost Certificates

  Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

  8.7 Transfer Agents and Registrars

  The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

  8.8 Construction; Definitions

  Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                                   Amendments

  The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

  Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

- --------------------------------------------------------------------------------
PROXY
                                                                           PROXY

                                 AUTODESK, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               OF AUTODESK, INC.
                      1994 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned shareholder of AUTODESK, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 18, 1994, and hereby appoints Carol A. Bartz and Sandra D. Marin, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1994 Annual Meeting of Shareholders of AUTODESK, INC. to be held on June 30, 1994, at 3:00 pm, at the Embassy Suites Hotel, 100 McInnis Parkway, San Rafael, California and at any adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present upon such business as may properly come before the meeting, including the items on the reverse side of this form.

  This proxy when properly executed will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of Directors, FOR the amendment of the Employee Qualified Stock Purchase Plan, FOR the approval of a change in the Company's state of incorporation, FOR the ratification of the appointment of Ernst & Young as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on the other side.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]

1.ELECTION OF DIRECTORS--
  Nominees: Carol A. Bartz; Mark A. Bertelsen; Crawford W. Beveridge; J. Hallam Dawson; Gregory P. Lutz; Jim C. Warren

  FOR   AGAINST  ABSTAIN
  [_]     [_]      [_]

  FOR ALL (Except Nominee(s) written below)

  -----------------------------------------


2. Proposal to approve an amendment to the Company's Employee Qualified Stock Purchase Plan in order to increase by 500,000 shares the number of shares reserved for issuance thereunder:

    FOR   AGAINST  ABSTAIN
    [_]     [_]      [_]

3. Proposal to approve a change in the Company's state of incorporation from California to Delaware:

    FOR   AGAINST  ABSTAIN
    [_]     [_]      [_]


4. Proposal to ratify the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending January 31, 1995:

    FOR   AGAINST  ABSTAIN
    [_]     [_]      [_]


(This Proxy should be marked, dated, and signed by the shareholder (s) exactly as his or her name appears hereon, and returned promptly in the enclosed enve-lope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature _____ Date:____________________________________________________, 1994


Signature _____ Date:____________________________________________________, 1994